Semi-Annual Report (unaudited)

March 31, 2003

Mosaic Government Money Market

Mosaic Funds
www.mosaicfunds.com

Letter to Shareholders

The six-month period ended March 31, 2003 saw the effective annual yield of Government Money Market fall from 0.70% to 0.59% as interest rates fell to new multi-decade lows. The Federal Reserve held rates steady as the economic recovery appeared to stall in the face of impending military action and continued erosion in consumer confidence. Investors once again sought the security of government bonds, and despite the slender yield on short-term notes, a positive return was welcome when compared with the continued equity losses.

Overview of Period

Over the past six months, we have been carefully monitoring a wide range of economic indicators. Weighing on the traditional barometers has been a high-stress geopolitical environment culminating with the initiation of war in Iraq. Over this period, it became clear that the markets focused more on the geopolitical uncertainty than on the economy. This is typical of such times and often leads to increased volatility in both stock and bond markets as investors react to the news of the day. During the past several months, the prevailing force was the war in Iraq, producing extreme volatility in the stock and bond markets. Only towards the end of the period did a perceived quick end to the war bring investors’ focus back to the economic fundamentals again.

Money market investments have continued to be attractive to those seeking shelter from these uncertainties, even as yields hovered at historic lows. Mosaic Government Money Market, which invests entirely in notes issued by the U.S. Government and its agencies, provides an extra level of comfort, especially when many money market funds have sought higher risk, higher-yielding notes to offset low rates.

Although the odds of falling back into recession still exist, we believe the likelihood of recovery is still greater. Tax cuts, low interest rates, an aggressive Fed and now lower oil prices will all contribute to greater confidence and renewed spending. Recent data suggests that confidence is growing and retail sales are improving. The recovery in the corporate arena reminds us of the slow but long recovery of the early 1990s. On the business front, capital spending is turning up and inventories are increasing. Exports are also showing signs of life due to the weakened dollar. However, there is still room for improvement, and as always, setbacks are possible. As we look ahead, we see the most likely scenario to be a gradual increase in yields as the economic recovery solidifies, providing better returns for money market investors, whose primary investment goal is capital preservation. It is to this end that we manage Mosaic Government Money Market and we thank you for your continued confidence.

Sincerely,

(signature)

Christopher C. Berberet, CFA

Vice President

Statement of Net Assets
	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS: 98.7% of net assets
Federal Home Loan Bank, 1.21%, 4/9/03	2,000,000	$1,999,355
Federal Home Loan Bank, 1.22%, 4/21/03	2,000,000	1,998,562
Federal Home Loan Bank, 1.19%, 4/23/03	1,400,000	1,398,987
Federal Home Loan Bank, 1.14%, 5/7/03	2,500,000	2,497,154
Federal Home Loan Bank, 1.15%, 5/16/03	2,000,000	1,997,127
Freddie Mac, 1.21%, 4/22/03	2,000,000	1,998,513
Freddie Mac, 1.23%, 5/15/03	2,000,000	1,996,951
Freddie Mac, 1.20%, 5/23/03	2,500,000	2,495,670
Freddie Mac, 1.17%, 6/19/03	2,000,000	1,994,871
Fannie Mae, 1.24%, 4/2/03	2,500,000	2,499,808
Fannie Mae, 1.22%, 4/10/03	2,500,000	2,499,111
Fannie Mae, 1.23%, 4/14/03	2,000,000	1,999,039
Fannie Mae, 1.22%, 4/16/03	2,000,000	1,998,887
Fannie Mae, 1.19%, 4/28/03	2,000,000	1,998,237
Fannie Mae, 1.22%, 4/30/03	2,000,000	1,997,976
Fannie Mae, 1.23%, 5/21/03	2,000,000	1,996,523
Fannie Mae, 1.13%, 6/4/03	2,000,000	1,995,994
Fannie Mae, 1.16%, 6/11/03	2,000,000	$1,995,432
Fannie Mae, 1.19%, 6/18/03	1,000,000	997,424
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $38,355,621)		$38,355,621
REPURCHASE AGREEMENT:
A 1.4% interest in Morgan Stanley and Company issued 3/31/03 at 1.1%, due 4/1/03, collateralized by $11,000,826 in United States Treasury Notes due 5/15/03. Proceeds at maturity are $10,770,329 (cost $544,000)		544,000
TOTAL INVESTMENTS (cost 38,899,621)+		$38,899,621
CASH AND RECEIVABLES LESS LIABILITIES: (0.1)% of net assets		(3,342)
NET ASSETS: 100%		$38,896,279
CAPITAL SHARES OUTSTANDING		38,896,361
NET ASSET VALUE PER SHARE		$1.00

Notes to Statement of Net Assets:

+ Aggregate cost for federal income tax purposes as of March 31, 2003

Statement of Operations (unaudited)

For the period ended March 31, 2003
INVESTMENT INCOME (Note 1)
Interest income	$270,941
EXPENSES (Notes 3 and 4)
Investment advisory fees	96,417
Service agreement fees	73,360
Expenses waived	(29,978)
Total expenses	139,799
NET INVESTMENT INCOME	$131,142
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$131,142

Statement of Changes in Net Assets (unaudited)

For the periods indicated
	Period Ended March 31, 2003 (unaudited)	Year Ended September 30, 2002
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$131,142	$415,996
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(131,142)	(415,996)
CAPITAL SHARE TRANSACTIONS (Note 5)	585,207	(4,101,474)
TOTAL INCREASE (DECREASE) IN NET ASSETS	585,207	(4,101,474)
NET ASSETS
Beginning of period	$38,311,072	$42,412,546
End of period	$38,896,279	$38,311,072

Financial Highlights

Selected data for a share outstanding for the periods indicated.

	Period Ended March 31,	Year Ended September 30,
	2003 (unaudited)	2002	2001	2000	1999
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00	0.01	0.04	0.05	0.04
Less distributions from net investment income	(0.00)	(0.01)	(0.04)	(0.05)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	0.34	1.02	4.30	5.24	4.19
Ratios and supplemental data
Net assets, end of period (thousands)	$38,896	$38,311	$42,413	$42,050	$43,345
Ratio of expenses to average net assets (%)	0.88	0.88	0.88	0.88	0.88
Ratio of expenses to average net assets after fee waiver[1] (%)	0.72	--	--	--	--
Ratio of net investment income to average net assets (%)	0.52	1.02	4.21	5.13	4.11
Ratio of net investment income to average net assets after fee waiver[1] (%)	0.68	--	--	--	--

1See Note 3 to the Financial Statements.

Notes to Financial Statements

For the period ended March 31, 2003

1. Summary of Significant Accounting Policies. Mosaic Government Money Market (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued and guaranteed by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Securities Valuation: The Fund uses the amortized cost method of valuation whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income: Net investment income, determined as gross investment income less total expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. Distributions paid during the six-month period ended March 31, 2003 and year ended September 30, 2002 were identical for book purposes and tax purposes.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safe-keeping with the Fund’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fee and Other Transactions with Affiliates. The Investment Advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("the Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Fund. Effective December 9, 2002, management waived 0.25% of this fee totaling $29,978 for the six-month period ended March 31, 2003. The fee is accrued daily and paid monthly.

The Advisor will reimburse the Fund for the amount of any expenses of the Fund (less certain expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Advisor for the period ended March31, 2003.

4. Service Agreement Fees. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage (0.38%) of average net assets. The fee is accrued daily and paid monthly.

The Advisor is responsible for the fees and expenses of Trustees who are affiliated with the Advisor and for certain promotional expenses.

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars and shares) were as follows:

	Period Ended March 31, 2003	Year Ended Sept. 30, 2002
	(unaudited)
Shares sold	$8,389,422	$15,456,441
Shares issued in reinvestment of dividends	126,734	401,013
Total shares issued	8,516,156	15,857,454
Shares redeemed	(7,930,949)	(19,958,928)
Net increase	$585,207	$(4,101,474)

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund
Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-2910